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                                                                   Exhibit 99.1


                          UNANIMOUS WRITTEN CONSENT OF

                            THE BOARD OF DIRECTORS OF

                            KIMCO REALTY CORPORATION

                              IN LIEU OF A MEETING


                  The undersigned, being all of the members of the Board of Directors (the "Board") of Kimco Realty Corporation, a Maryland corporation (the "Corporation"), hereby adopt the following resolution as of April 7, 2003, in lieu of holding a special meeting of the Board of the Corporation.

I. AMENDMENT TO THE 1998 EQUITY PARTICIPATION PLAN

                  WHEREAS, the Board of the Corporation has determined that it is in the best interests of the Corporation and its stockholders to amend the 1998 Equity Participation Plan (the "Plan"), such that after any stock options are granted under the Plan the exercise price of the stock option may not be reduced by the Board without the approval of the stockholders of the Company, except as provided in Section 8.3 of the Plan.

                  NOW THEREFORE BE IT RESOLVED, that the First Amendment to the Plan, in substantially the form attached hereto as Exhibit A, shall be and hereby is, ratified, confirmed, adopted and approved.

II. GENERAL RESOLUTIONS

                  RESOLVED, that any and all acts heretofore or hereafter taken by each of the officers of the Corporation in its name and on its behalf in connection with the actions contemplated by the foregoing resolutions are hereby approved, ratified and confirmed; and

                  FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, (a) to do all such acts and things, (b) to execute any such instruments and other documents, (c) to make such changes to any of the foregoing, and (d) to pay such fees and expenses, in each case as may be necessary or appropriate to carry out and comply with the terms of the foregoing resolutions.





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                  The undersigned, being all of the directors of the
Corporation, do hereby consent to the foregoing action as of the day and year first above written.





                                      /s/ Milton Cooper
                                      --------------------------------------
                                      Milton Cooper


                                      /s/ Michael J. Flynn
                                      --------------------------------------
                                      Michael J. Flynn


                                      /s/ David Henry
                                      --------------------------------------
                                      David Henry


                                      /s/ Richard G. Dooley
                                      --------------------------------------
                                      Richard G. Dooley


                                      /s/ Joseph Grills
                                      --------------------------------------
                                      Joseph Grills


                                      /s/ Martin S. Kimmel
                                      --------------------------------------
                                      Martin S. Kimmel


                                      /s/ Frank Lourenso
                                      --------------------------------------
                                      Frank Lourenso




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                                                                      Exhibit A

                                 FIRST AMENDMENT
                                     TO THE
           1998 EQUITY PARTICIPATION PLAN OF KIMCO REALTY CORPORATION

                  Kimco Realty Corporation, a Maryland corporation (the "Company"), by resolution of its Board of Directors (the "Board") previously adopted the 1998 Equity Participation Plan of Kimco Realty Corporation (the "Plan"), effective as of _______, 1998. Section 8.2 of the Plan allows the Board to amend the Plan in certain respects at any time or from time to time.

                  In order to amend the Plan in certain respects, this First Amendment to the Plan has been adopted by a resolution of the Board of Directors of the Company as of April 7, 2003, effective as of April 7, 2003. This First Amendment to the Plan, together with the Plan, constitutes the entire Plan as amended to date.

1. Section 2.1(b) of the Plan shall be amended to read in its entirety as follows:

"2.1 (b) The maximum number of shares which may be subject to Options and awards of Deferred Stock granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit."

2. The following sentence shall be added to the end of Section 7.2:

"Notwithstanding anything to the contrary contained herein (but subject to Section 8.3) (a) without the approval of the stockholders of the Company neither the Committee nor the Board shall authorize the amendment of any outstanding Option to reduce its exercise price; and (b) no Option shall be canceled and replaced with the grant of an Option having a lower exercise price without the approval of the stockholders of the Company."


                                  * * * * * * *

Executed at _______________, _____________, this __ day of April, 2003.


                               KIMCO REALTY CORPORATION



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